PROSPECTUS SUPPLEMENT -- JUNE 26, 2002*

American Express Stock Market Certificate (May 1, 2002) S-6009 R (5/02) American Express Stock Market Certificate (May 1, 2002) S-6038 J (5/02) American Express Stock Market Certificate (May 1, 2002) S-6039 G (5/02) American Express Market Strategy Certificate (May 1, 2002) S-6008 F (5/02) American Express Equity Indexed Savings Certificates (May 1, 2002)
S-6034 D (5/02)

The following information modifies that found in the prospectuses at page 2p regarding partial participation minimum interest:

Effective for initial terms beginning on or after June 26, 2002, your partial participation minimum interest will be 1.25%.


S-6008-24 A (6/02)
Valid until next prospectus update.

*Destroy April 23, 2003